UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

SmartStop Self Storage REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55617 (Commission File Number)	46-1722812 (IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 1, 2019, SmartStop Self Storage REIT, Inc. (the “Company”) announced that Joe Robinson, age 45, was appointed as the Company’s Chief Operations Officer. Prior to joining the Company, Mr. Robinson served as Chief Marketing Officer and Executive Vice President of Simply Self Storage from April 2016 until September 2019. At Simply, Mr. Robinson led various functions including all marketing, pricing, information technology, and training. From 2010 to 2016, Mr. Robinson served in several pricing and marketing capacities at Extra Space Storage. Most recently, he was Vice President, Marketing where he led revenue management, data analytics, and the call center. Prior to that, Mr. Robinson served as Director of Revenue Management, where he led the development of multiple industry first centralized pricing models for self storage. Mr. Robinson is a respected authority on Revenue Management in the self storage industry. He has delivered multiple speaking engagements on pricing and has had multiple articles distributed in several industry trade publications. Mr. Robinson holds a B.S. in Computer Science with a Business Minor from Brigham Young University, and a Masters of Business Administration from Rice University.

In connection with the foregoing, the Company entered into a letter agreement with respect to Mr. Robinson’s participation in the Company’s Executive Severance and Change of Control Plan (the “Severance Plan”). The general terms and conditions of the letter agreement and Severance Plan were described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 2, 2019, and the Severance Plan was attached as Exhibit 10.4 thereto, each of which is incorporated herein by reference.

In addition, the Company entered into an indemnification agreement with Mr. Robinson on the same terms and conditions as the Company had previously entered into with each of its directors and executive officers. A description of the form indemnification agreement is included in the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2019, and the form indemnification agreement was attached as Exhibit 10.1 thereto, each of which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTSTOP SELF STORAGE REIT, Inc.
Date: October 7, 2019	By:	/s/ James Barry
James Barry
Chief Financial Officer and Treasurer